Exhibit 99.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Washington Federal, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

(a) the Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated this 12th day of May 2003.



Washington Federal, Inc.
------------------------
(Company)



/s/ Roy M. Whitehead
--------------------
Roy M. Whitehead
Vice Chairman, President and
Chief Executive Officer


/s/ Brent J. Beardall
---------------------
Brent J. Beardall
Vice President Finance and
Controller (principal
financial and accounting officer)